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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 8, 1999


                           METROCORP BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



            TEXAS                           0-25141              76-0579161
(State or other jurisdiction       (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)



   9600 BELLAIRE BOULEVARD, SUITE 252
            HOUSTON, TEXAS                                         77036
(Address of principal executive offices)                         (Zip Code)



      Registrant's telephone number, including area code:  (713) 776-3876



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     ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On March 8, 1999, PricewaterhouseCoopers LLP, the independent accounting firm engaged to audit the 1998 financial statements of MetroCorp Bancshares, Inc. (the "Company"), was notified that they will be dismissed upon the issuance of their report on the Company's 1998 financial statements and their review of the Company's 1998 Form 10-K. The Company will file another Form 8-K upon the effectiveness of the dismissal.

     None of the reports of PricewaterhouseCoopers LLP for the past two years ended December 31, 1998 contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

     The decision to change accountants was recommended by the Audit Committee of the Board of Directors of the Company and was approved by the Company's Board of Directors.

     In connection with the audits of the Company's financial statements during the two most recent fiscal years ended December 31, 1998 and subsequent interim period prior to March 8, 1999, there were no disagreements between the Company and PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the matter in their reports.

     Effective March 12, 1999, the Company engaged Deloitte & Touche LLP as its principal accountant to audit the Company's 1999 financial statements. During the Company's two most recent fiscal years ended December 31, 1998 and subsequent interim period prior to the engagement of Deloitte & Touche LLP, neither the Company, nor anyone on its behalf, consulted Deloitte & Touche LLP regarding (i) the application of accounting principles to a specified completed or proposed transaction or the type of opinion that Deloitte & Touche LLP might render on the Company's financial statements or (ii) any matter that was the subject of a disagreement between the Company and PricewaterhouseCoopers LLP as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v).

     In accordance with the rules of the Securities and Exchange Commission, the Company provided PricewaterhouseCoopers LLP a copy of the disclosures made under this Item 4 of Form 8-K and requested PricewaterhouseCoopers LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PricewaterhouseCoopers LLP agrees with the above statements made by the Company herein and, if not, stating the respects in which it does not agree. Such letter is attached as Exhibit 16.1 to this Form 8-K.

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     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.   The following material is filed as an exhibit to this
Current Report on Form 8-K:

 Exhibit
 Number                            Description of Exhibit
 -------                           ----------------------
   16.1             Letter of PricewaterhouseCoopers LLP regarding change in
                    certifying accountant.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       METROCORP BANCSHARES, INC.



                                       By: /s/ Don J. Wang
                                           -------------------------
                                           Don J. Wang
                                           Chairman of the Board and
                                           Chief Executive Officer


Dated: March 15, 1999